UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2019

GOLDMAN SACHS BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 9, 2019, Goldman Sachs BDC, Inc., a Delaware corporation (“GSBD”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Goldman Sachs Middle Market Lending Corp., a Delaware corporation (“MMLC”), Evergreen Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of GSBD (“Merger Sub”) and Goldman Sachs Asset Management, L.P., a Delaware limited partnership and investment adviser to each of GSBD and MMLC (“GSAM”). The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into MMLC, with MMLC continuing as the surviving company and as a wholly-owned subsidiary of GSBD (the “Initial Merger”) and, immediately thereafter, MMLC will merge with and into GSBD, with GSBD continuing as the surviving company (the “Second Merger” and, together with the Initial Merger, the “Mergers”). The boards of directors of both GSBD and MMLC, including all of the respective independent directors, in each case, on the recommendation of a committee (such company’s “Special Committee”) comprising solely of the independent directors of GSBD or MMLC, as applicable, have approved the Merger Agreement and the transactions contemplated therein. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In the Initial Merger, each share of MMLC common stock issued and outstanding immediately prior to the effective time of the Initial Merger (other than certain excluded shares as described in the Merger Agreement) will be converted into 0.9939 shares of GSBD common stock (the “Exchange Ratio”). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time of the Initial Merger, (i) either GSBD or MMLC declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of GSBD common stock or MMLC common stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, other than shares issued pursuant to GSBD’s distribution reinvestment plan, as permitted by the Merger Agreement. Any holder of MMLC common stock converted pursuant to the Initial Merger that would otherwise have been entitled to receive a fraction of a share of GSBD common stock will receive cash in lieu thereof.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of GSBD’s and MMLC’s businesses during the period prior to the closing of the Merger. GSBD and MMLC have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of GSBD’s and MMLC’s stockholders, respectively, and the boards of directors of GSBD and MMLC have agreed to recommend that their respective stockholders approve the applicable proposals (as described below).

In connection with the transaction, GSBD will adopt an amended and restated certificate of incorporation to be effective upon the Closing of the Second Merger (the “GSBD Charter Amendment”) that will generally restrict all stockholders who received shares of GSBD common stock in the Initial Merger (the “Affected Stockholders”) from transferring their respective shares for at least 90 days following the date of filing of the GSBD Charter Amendment (the “Filing Date”), subject to a modified lock-up schedule thereafter (lock-up restrictions on 1/3 of the Affected Stockholders’ shares will lapse after 90 days from the Filing Date, lock-up restrictions on an additional 1/3 of the Affected Stockholders’ shares will lapse after 180 days from the Filing Date, and lock-up restrictions on the remaining 1/3 of the Affected Stockholders’ shares will lapse after 270 days from the Filing Date).

The Merger Agreement provides that neither GSBD nor MMLC may solicit proposals relating to alternative transactions, or, subject to certain exceptions, initiate or participate in discussions or negotiations regarding, or provide information with respect to, any proposal for an alternative transaction. However, each of the GSBD board of directors and the MMLC board of directors may, subject to certain conditions, change its recommendation to the applicable stockholders or, on payment of a termination fee of approximately $20.5 million for GSBD and $27.8 million for MMLC, terminate the Merger Agreement and enter into an agreement with respect to, in the case of GSBD, a “GSBD Superior Proposal” or, in the case of MMLC, a “MMLC Superior Proposal” (each as defined in the Merger Agreement) if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel and on the recommendation of the applicable Special Committee, that the failure to take such action would be reasonably likely to breach its fiduciary duty under applicable law (taking into account any changes to the Merger Agreement proposed by MMLC or GSBD, as applicable).

Consummation of the Initial Merger, which is currently anticipated to occur during the second quarter of calendar year 2020, is subject to certain closing conditions, including (1) adoption of the Merger Agreement by a majority of the outstanding shares of MMLC common stock and by a majority of the outstanding shares of MMLC common stock not held by GSAM or its affiliates, (2) adoption of the Merger Agreement by a majority of the outstanding shares of GSBD common stock and by a majority of the outstanding shares of GSBD common stock not held by GSAM or its affiliates, (3) approval of the issuance of GSBD common stock to be issued in the Initial Merger by a majority of the votes cast by the GSBD stockholders on the matter, (4) the requisite approval of GSBD stockholders of an amendment to the Second Amended and Restated Investment Management Agreement (the “Investment Advisory Agreement”) between GSBD and GSAM and the GSBD Charter Amendment, (5) the requisite approval of MMLC stockholders of the GSBD Charter Amendment, (6) the absence of certain legal impediments to the consummation of the Mergers, (7) effectiveness of the registration statement for the GSBD common stock to be issued as consideration in the Initial Merger, (8) approval for listing on the New York Stock Exchange of the GSBD common stock to be issued as consideration in the Initial Merger, (9) subject to certain materiality standards, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (10) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (11) a requirement that, as of a determination date that is within 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger, both (a) the product of the Exchange Ratio and the greater of (i) the closing market price and (ii) the net asset value (“NAV”) per share of the shares of GSBD common stock is greater than or equal to the NAV per share of MMLC common stock and (b) the product of the Exchange Ratio and the NAV per share of the GSBD common stock is less than or equal to the NAV per share of the MMLC common stock, and (12) a requirement that either (i) GSBD amend or replace its existing credit facility to permit GSBD to pay off in full the existing MMLC credit facility, and the existing MMLC credit facility be repaid in full at Closing, or (ii) GSBD amend or replace its existing credit facility to permit the existence and incurrence of indebtedness and liens under the MMLC credit facility, and MMLC amend, waive or replace its existing credit facility to permit its credit facility to remain outstanding post-closing.

The Merger Agreement also contains certain termination rights in favor of GSBD and MMLC, including if the Initial Merger is not completed on or before December 9, 2020 or if the requisite approvals of GSBD stockholders or MMLC stockholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement under certain circumstances, GSBD or a third party may be required to pay MMLC a termination fee of approximately $20.5 million, or MMLC or a third party may be required to pay GSBD a termination fee of approximately $27.8 million.

The description above is only a summary of the material provisions of the Merger Agreement and is qualified in its entirety by reference to a copy of the Merger Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Item 7.01.	Regulation FD Disclosure.

On December 9, 2019, GSBD and MMLC issued a joint press release announcing the entry into the Merger Agreement. The press release is furnished herewith as Exhibit 99.1.

On December 9, 2019, GSAM announced that it will waive a portion of its incentive fee for the next five quarters (Q4 2019 and Q1 2020 through and including Q4 2020) payable pursuant to the Investment Advisory Agreement for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted average share outstanding for such quarter is at least $0.48 per share. This waiver helps to ensure that the distributions paid to GSBD’s stockholders are not a return of capital for tax purposes during the merger period.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results of GSBD, MMLC, or, following the Mergers, the combined company and involve a number of risks and uncertainties. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by GSBD and MMLC with the Securities and Exchange Commission (“SEC”), including those contained in the Proxy Statement (as defined below), when such documents become available. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability of the parties to consummate the Mergers on the expected timeline, or at all, failure of GSBD or MMLC to obtain the requisite stockholder approval for the Proposals (as defined below) as set forth in the Proxy Statement, the ability to realize the anticipated benefits of the Mergers, effects of disruption on the business of GSBD and MMLC from the proposed Mergers, the effect that the announcement or consummation of the Mergers may have on the trading price of GSBD’s common stock on New York Stock Exchange; the combined company’s plans, expectations, objectives and intentions as a result of the Mergers, any decision by MMLC to pursue continued operations, any termination of the Merger Agreement, future operating results of GSBD or MMLC, the business prospects of GSBD and MMLC and the prospects of their portfolio companies, actual and potential conflicts of interests with GSAM and other affiliates of GSAM, general economic and political trends and other factors, the dependence of GSBD’s and MMLC’s future success on the general economy and its effect on the industries in which they invest; and future changes in laws or regulations and interpretations thereof. Neither GSBD nor MMLC undertakes any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving GSBD and MMLC, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, each of GSBD and MMLC intend to file relevant materials with the SEC, including a registration statement on Form N-14, which will include a joint proxy statement of GSBD and MMLC and a prospectus of GSBD (the “Proxy Statement”). The Proxy Statement will be mailed to stockholders of GSBD and MMLC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF EACH OF GSBD AND MMLC ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GSBD, MMLC, THE MERGERS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GSBD, from GSBD’s website at http://www. GoldmanSachsBDC.com.

Participants in the Solicitation

GSBD and MMLC and their respective directors, executive officers and certain other members of management and employees of GSAM and its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of GSBD and MMLC in connection with the Proposals. Information about the directors and executive officers of GSBD is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 21, 2019. Information about the directors and executive officers of MMLC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 1, 2019 and its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on September 11, 2019. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GSBD and MMLC stockholders in connection with the Proposals will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when such documents become available. This document may be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, by and among Goldman Sachs BDC, Inc., Goldman Sachs Middle Market Lending Corp., Evergreen Merger Sub Inc., and Goldman Sachs Asset Management, L.P., dated as of December 9, 2019.

99.1	Joint press release of Goldman Sachs BDC, Inc. and Goldman Sachs Middle Market Lending Corp., dated as of December 9, 2019.

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Goldman Sachs BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC.

Date: December 9, 2019	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer and Treasurer